Exhibit 10.2

Arotech Corporation

1229 Oak Valley Drive
Ann Arbor, Michigan 48108
Tel:  (734) 761-5836   Fax:  (734) 761-5368
http://www.arotech.com
Nasdaq Global Market: ARTX
Writer’s direct dial: +972-2-990-6618
Writer’s direct fax: +972-2-990-6688
Writer’s e-mail: esses@arotech.com

November 13, 2013

Mr. Steven Esses
c/o Arotech Corporation
1229 Oak Valley Road
Ann Arbor, Michigan 48108

Re:           Third Amended and Restated Employment Agreement

Dear Steven:

In connection with your Third Amended and Restated Employment Agreement with Arotech Corporation and Epsilor-Electric Fuel Ltd. (collectively, the “Company”) effective as of May 1, 2013 (the “Agreement”), we wish to amend the Agreement in certain respects. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Notwithstanding the terms of Section 3(a) of the Agreement, your monthly base salary will be adjusted to NIS 97,115 per month, retroactive to September 1, 2013.

In all other respects, the terms of the Agreement will govern the relationship between us.

If the foregoing is acceptable to you, kindly sign this letter in the space provided for your signature below, whereupon this letter will become a binding amendment to the Agreement.

Sincerely yours,

AROTECH CORPORATION

By:	/s/Robert S. Ehrlich
Robert S. Ehrlich
Chairman and Chief Executive Officer

EPSILOR-ELECTRIC FUEL LTD.

By:	/s/Ronen Badichi
Ronen Badichi
General Manager

ACCEPTED AND AGREED:

/s/Steven Esses
Steven Esses